                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 NAM CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------

        2) Aggregate Number of securities to which transaction applies:

        ------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -------------------------------------------------------------------

        4) Proposed maximum aggregate value of transaction:

        -------------------------------------------------------------------

        5) Total fee paid:

        -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

        -------------------------------------------------------------------

        2) Form, Schedule or Registration Statement No.:

        -------------------------------------------------------------------

        3) Filing Party:

        -------------------------------------------------------------------

        4) Date Filed:

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

                                 NAM CORPORATION
                       1010 Northern Boulevard, Suite 336
                           Great Neck, New York 11021
                                 (516) 829-4343


                                                                   May 5, 2000


Dear Shareholders:

        On behalf of the Board of Directors and management of NAM Corporation (the "Company"), I cordially invite you to attend a Special Meeting of Shareholders to be held on Monday, June 15, 2000, at 9:00 a.m., at the Company's principal offices, located at 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021.

        The purpose of the Special Meeting is to obtain shareholder approval (i) to amend the Certificate of Incorporation, as amended, in order to change the Company's name to clickNsettle.com, Inc.; (ii) of the issuance by the Company of common stock pursuant to an equity line of credit agreement; and (iii) of the issuance by the Company of common stock pursuant to the conversion of preferred stock. The purpose is more fully described in the attached Notice of Special Meeting of Shareholders and Proxy Statement. In addition, certain directors and executive officers of the Company will be present to respond to any questions that you may have. Accompanying the attached Proxy Statement is a Proxy Card.

        Whether or not you plan to attend the Special Meeting, please complete, sign, and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. If you attend the Special Meeting, and I hope you will, you may vote your shares in person even if you have previously mailed in a proxy card.

        We look forward to greeting our shareholders at the meeting.

                                         Sincerely,

                                         /s/ Roy Israel
                                         -----------------------------------
                                         Roy Israel
                                         Chief Executive Officer, President,
                                         and Chairman of the Board

                                 NAM CORPORATION
                       1010 Northern Boulevard, Suite 336
                           Great Neck, New York 11021

                                 --------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 15, 2000

                                 --------------

TO THE SHAREHOLDERS OF
NAM CORPORATION:

        NOTICE IS HEREBY GIVEN that the special meeting of Shareholders (the "Special Meeting") of NAM Corporation, a Delaware corporation (the "Company"), will be held at the main conference room at the Company's principal offices, located at 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021, on Thursday, June 15, 2000, at 9:00 a.m., for the following purpose:

        1. To obtain shareholder consent to amend the Certificate of Incorporation, as amended, in order to change the Company's name to clickNsettle.com, Inc.

        2. To obtain shareholder approval of the issuance by the Company of common stock pursuant to an equity line of credit agreement.

        3. To obtain shareholder approval of the issuance by the Company of common stock pursuant to the conversion of preferred stock.

        The Board of Directors has fixed the close of business on April 21, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of common stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting. The list of shareholders entitled to vote at the Special Meeting will be available for examination by any shareholder at the Company's offices at 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021 for ten (10) days prior to June 15, 2000.

        Whether or not you plan to attend the Special Meeting, please complete, date, and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at anytime before it is voted.

                                       By Order of the Board of Directors,


                                       /s/ Roy Israel
                                       -----------------------------------
                                       Roy Israel,
                                       Chairman

Great Neck, New York
May 5, 2000

-------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT, ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.
-------------------------------------------------------------------------------

                                 NAM CORPORATION
                       1010 Northern Boulevard, Suite 336
                           Great Neck, New York 11021

                                 --------------

                                 PROXY STATEMENT

                                 --------------

                       For Special Meeting of Shareholders
                           to be Held on June 15, 2000

                                 --------------


                           INFORMATION CONCERNING VOTE

General

                  This Proxy Statement and the enclosed form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of NAM Corporation, a Delaware corporation (the "Company"), for use at the special meeting of shareholders to be held on Thursday, June 15, 2000 at 9:00 a.m., and at any and all adjournments thereof (the "Special Meeting"), with respect to the matters referred to in the accompanying notice. The Special Meeting will be held at the Company's principal offices, located at 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021. The approximate mailing date of this Proxy Statement and Form of Proxy is May 5, 2000.

Voting Rights and Outstanding Shares

                  Only shareholders of record at the close of business on April 21, 2000 are entitled to notice of and to vote at the Special Meeting. As of the close of business on April 21, 2000, 3,442,233 shares of common stock, par value $.001 per share (the "Common Stock"), of the Company were issued and outstanding. Each share of Common Stock entitles the record holder thereof to one (1) vote on all matters properly brought before the Special Meeting.

Revocability of Proxies

                  A shareholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use by notice in writing to the Secretary of the Company, at the above address, or by revocation in person at the Special Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Special Meeting will be presented at the Special Meeting and voted in accordance with the shareholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted FOR Proposal 1, Proposal 2 and Proposal 3. In their discretion, the proxies are authorized to consider and vote upon such matters incident to the conduct of the meeting and upon such other business matters or proposals as may properly come before the meeting that the Board of Directors of the Company does not know of in a reasonable time prior to this solicitation will be presented at the meeting.

Voting Procedures

                  All votes shall be tabulated by the inspector of elections appointed for the Special Meeting, who shall separately tabulate affirmative and negative votes, abstentions, and broker non-votes. The presence of a quorum for the Special Meeting, which is a majority of the votes entitled to be cast at the Special Meeting, is required. Votes for and against the proposal and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes are not counted for quorum purposes.

                  Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for shareholder approval. The affirmative vote of the holders of a majority of the shares of the

Common Stock outstanding on the record date will be required to approve Proposal
1. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                  The affirmative vote of the holders of record of a majority of the shares of Common Stock voted at the meeting will be required for Proposal 2 and Proposal 3.

                       PROPOSAL 1: CHANGE IN COMPANY NAME

                  The Board of Directors of the Company has unanimously approved a proposal to amend the Certificate of Incorporation, as amended, in order to change the name of the Company from "NAM Corporation" to clickNsettle.com, Inc.

                  The Board of Directors believes that the Company's present name does not adequately reflect the current state of the Company's business and prospects. Since adoption of the existing corporate name in 1994, the Company's business has evolved from one related principally to providing traditional arbitration and mediation services to one that is now principally focused on the development of its Internet settlement services under clickNsettle.com. As part of this change, the trading symbols for our Common Stock and Warrants, as quoted on the Nasdaq SmallCap Market ("Nasdaq") shall change from "NAMC" and "NAMCW" respectively to "CLIK" and "CLIKW". The Board believes that the proposed corporate name more appropriately reflects the present and future scope of the Company's business operations.

                  Assuming the name change is approved, it will be effected by the filing of a Certificate of Amendment to Certificate of Incorporation, as amended, amending Article FIRST thereof.

                  If the name change is effected, all new share certificates issued by the Company will be printed with the new name. Those stockholders who submit their certificates for exchange will receive new share certificates with the new corporate name.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1.

       PROPOSAL 2: APPROVAL OF THE ISSUANCE BY THE COMPANY OF COMMON STOCK
                 PURSUANT TO AN EQUITY LINE OF CREDIT AGREEMENT

                  On February 16, 2000, the Company entered into an agreement (the "Private Equity Line of Credit Agreement") with Moldbury Holdings Limited ("Moldbury") which provides for a private placement involving the issuance and sale by the Company from time to time of (i) up to $7,000,000 of the Common Stock of the Company (the "Equity Line Shares") and (ii) warrants (the "Warrants") to purchase up to 60,000 shares of Common Stock of the Company.

                  The Company's Common Stock is traded on the Nasdaq SmallCap Market and the Company is subject to the Nasdaq corporate governance rules. Nasdaq Stock Market Rule 4310(c)(25)(H), which governs the Company for so long as its Common Stock is quoted on such market, requires that in connection with a transaction other than a public offering, an issuer must obtain stockholder approval for the sale or issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. Because the aggregate shares of Common Stock issuable under the Private Equity Line of Credit Agreement may represent an amount equal to or greater than 20% of the Common Stock outstanding before the issuance and they will be issued at a price lower than market value, the Company is required to obtain stockholder approval prior to the issuance of such stock in an amount equal to or greater than 20%.

                  Accordingly, the Board of Directors is hereby submitting to the shareholders of the Company for their approval the issuance by the Company of Common Stock equal to 20% or more of the Common Stock issued pursuant to the Private Equity Line of Credit Agreement. This offering was necessary in order to raise capital to support the Internet business of clickNsettle.com and to meet the net tangible asset requirements for the continued listing of our Common

Stock on the Nasdaq SmallCap Market. The Board of Directors believes that the issuance and sale of the Equity Line Shares and the Warrants is in the best interest of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

       PROPOSAL 3: APPROVAL OF THE ISSUANCE BY THE COMPANY OF COMMON STOCK
                  PURSUANT TO THE CONVERSION OF PREFERRED STOCK

                  On February 15, 2000, the Company sold 1,850 shares of our Series A Exchangeable Preferred Stock (the "Series A Exchangeable Preferred Stock") for an aggregate purchase price of $1,850,000. The Company also issued warrants (the "Preferred Warrants") to the purchasers of the Series A Exchangeable Preferred Stock to purchase an aggregate of 46,250 shares of our Common Stock at an exercise price of $10.52 per share, exercisable on or after August 15, 2000 and expiring on the close of business on August 15, 2005.

                  The Company's Common Stock is traded on the Nasdaq SmallCap Market and the Company is subject to the Nasdaq corporate governance rules. Nasdaq Stock Market Rule 4310(c)(25)(H), which governs the Company for so long as its Common Stock is quoted on such market, requires that in connection with a transaction other than a public offering, an issuer must obtain stockholder approval for the sale or issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. Because the aggregate shares of Common Stock convertible under the Series A Exchangeable Preferred Stock may represent an amount equal to or greater than 20% of the Common Stock outstanding before the conversion and they may be converted at a price lower than market value, the Company is required to obtain stockholder approval prior to conversion into a number of shares of Common Stock equal to or in excess of 20%.

                  Accordingly, the Board of Directors is hereby submitting to the shareholders of the Company for their approval the issuance by the Company of Common Stock equal to 20% or more of the Common Stock issued in connection with the conversion of the Series A Exchangeable Preferred Stock. This offering was necessary in order to raise capital to support the Internet business of clickNsettle.com and to meet the net tangible asset requirements for the continued listing of our common stock on the Nasdaq SmallCap Market. The Board of Directors believes that the issuance, sale and conversion of the Series A Exchangeable Preferred Stock and the Preferred Warrants is in the best interest of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

                          DESCRIPTION OF CAPITAL STOCK

         Our authorized capital stock consists of 15,000,000 shares of Common Stock, $0.001 par value per share, and 5,000,000 shares of Preferred Stock, $0.001 par value per share, 2,100 of which have been designated as Series A Exchangeable Preferred Stock. As of March 1, 2000, there were 3,442,233 shares of Common Stock and 1,850 shares of Series A Exchangeable Preferred Stock outstanding.

Common Stock

         Subject to preferences that may be applicable to any prior rights of holders of outstanding stock having prior rights as to dividends, the holders of outstanding shares of our Common Stock are entitled to receive dividends out of assets legally available therefore at such times and in such amounts as the Board from time to time may determine. Holders of our Common Stock are entitled to one vote for each share held on all matters submitted to a vote of shareholders. Cumulative voting for the election of directors is not authorized by our certificate of incorporation, which means that the holders of a majority of the shares voted can elect all of the directors then standing for election. The Common Stock is not entitled to preemptive rights and is not subject to conversion or redemption. Upon our liquidation, dissolution or winding-up, the assets legally available for distribution to shareholders are distributable ratably among the holders of the Common Stock after payment of liquidation preferences, if any, on any outstanding stock having prior rights on such distributions and payment of other claims of creditors. Each outstanding share of Common Stock is, and all shares of Common Stock to be outstanding upon completion of this offering will be upon payment therefor, duly and validly issued, fully paid and nonassessable.

         Equity Line of Credit. On February 16, 2000, we entered into a Private Equity Line of Credit Agreement with Moldbury Holdings Limited. Under this agreement, we have the right, until February 15, 2003, to require that Moldbury Holdings Limited purchase between $500,000 and $7,000,000 of our Common Stock. The maximum and minimum amounts that we can require Moldbury Holdings Limited to purchase at any given time is subject to a floating number based on our closing bid price and our average trading volume in a thirty day period. The price per share in each such purchase shall be 89% of the average closing bid price for the day of our notice to Moldbury Holdings Limited requesting its purchase and the two days preceding our notice and the two days following our notice, provided, however, that in no event shall the price per share be less than the established floor price, if any, which is set solely by the Company below which the purchase shall be automatically canceled.

Preferred Stock

         The Board is authorized, subject to any limitations prescribed by Delaware law, to issue preferred stock in one or more series. The Board can fix the rights, preferences and privileges of the shares of each series and any qualifications, limitations or restrictions thereon.

         The Board may authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of Common Stock. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes could, among other things, under certain circumstances, have the effect of delaying, deferring or preventing a change in control of NAM.

         We have designated 2,100 shares of our preferred stock as Series A Exchangeable Preferred Stock. The Series A Exchangeable Preferred Stock has the following terms:

          o No voting rights, except that holders of 75% of the Series A Exchangeable Preferred Stock must approve changes to the Certificate of Designation for the Series A Exchangeable Preferred Stock and issuances of our securities with rights senior to the Series A Exchangeable Preferred Stock.

          o Dividends accrue at a rate of 4% annually, unless our 30 day average trading price is equal to or greater than $9.00 at any time after July 15, 2000, in which case dividends will cease to accrue and accrued but unpaid dividends will be canceled. Dividends may be paid, at our option, in cash or in registered Common Stock.

          o In the event of our liquidation, the holders of the Series A Exchangeable Preferred Stock shall receive, before any payments to our Common Stock holders, $1,000 per share plus any accrued but unpaid dividends.

          o Holders of the Series A Exchangeable Preferred Stock may exchange such shares into shares of our Common Stock at any time and must exchange such shares upon our written request which cannot be made until the earlier of February 14, 2002 or the date upon which the average closing bid price of our Common Stock for five consecutive trading days is at least $10.00 and our average daily trading volume for the thirty consecutive trading days ending on the fifth day is at least 40,000 shares and the Common Stock underlying the outstanding Series A Exchangeable Preferred Stock is registered pursuant to a then-effective registration statement.

          o Until July 15, 2000 the exchange rate for each share of the Series A Exchangeable Preferred Stock is equal to $1,000 divided by the Set Price, which is $10.45.

          o On July 15, 2000 and after, the exchange rate for each share of Series A Exchangeable Preferred Stock is equal to $1,000 divided by the lesser of (i) the Set Price or (ii) the Market Price, which is the average of any three consecutive closing bid prices of our Common Stock during the thirty trading day period ending on the day immediately prior to the exchange.

          o In the event that at the time of any exchange, the exchange rate per share is less than $6.00, at our option, we can pay the exchange in Common Stock, cash, or a combination of Common Stock and cash.

          o Until February 14, 2001, the exchange rate will never be greater than the Set Price or less than $2.375.

          o After the earlier of an underwritten secondary offering of our Common Stock or August 15, 2000, we can redeem the Series A Exchangeable Preferred Stock, in whole or in part, at a price equal to $1,400, plus accrued, but unpaid dividends.

Warrants

         In connection with the sale to certain investors of the Series A Exchangeable Preferred Stock, we issued warrants to purchase up to 46,250 shares of our Common Stock at a price per share of $10.52, exercisable on or after August 15, 2000 and expiring on the close of business on August 15, 2005.

         In connection with the Private Equity Line of Credit Agreement with Moldbury Holdings Limited, we issued a warrant to Moldbury Holdings Limited to purchase up to 60,000 shares of Common Stock at a price per share of $9.34, seventy-five percent (75%) of which vested and became exercisable on February 17, 2000 and the remaining twenty-five percent (25%) which will vest and become exercisable after Moldbury Holdings Limited has invested three million five hundred thousand dollars ($3,500,000) to purchase shares of Common Stock under the terms and conditions of the Private Equity Line of Credit Agreement. Such warrants expire on the close of business on February 17, 2003.

Redeemable Warrants

         Each warrant entitles the registered holder thereof to purchase one share of Common Stock at a price of $6.00, subject to adjustment in certain circumstances. These warrants expire on November 13, 2001.

         The warrants are redeemable by us at any time, subject to the prior written consent of Joseph Stevens & Company, the managing underwriter in our initial public offering, upon written notice of not less than 30 days, at a price of $.05 per Redeemable Warrant, provided that the closing bid price of our Common Stock on Nasdaq (or last sale price if quoted on a national securities exchange) equals or exceeds 150% of the warrant exercise price per share for any 20 trading days within a period of 30 consecutive trading days ending on the fifth trading day prior to the date of the notice of redemption. The warrant holders shall lose their right to exercise their warrants if such right is not exercised prior to redemption by the Company on the date for redemption specified in the notice of redemption or any later date specified in a subsequent notice.

         The exercise price and number of shares of Common Stock or other securities or property issuable on exercise of the Redeemable Warrants are subject to adjustment in certain circumstances, including in the event of a stock dividend, recapitalization, reorganization, merger or consolidation of the Company.

         The warrant holders do not have the rights or privileges of holders of Common Stock. Upon notice to the holders of the Redeemable Warrant, we have the right to reduce the exercise price or extend the expiration date of the Redeemable Warrants.

         The Redeemable Warrants may be exercised upon surrender of the Redeemable Warrant certificate on or prior to the respective expiration date (or earlier redemption date) of such warrants at the office of Continental Stock Transfer & Trust Company, the agent for the warrants, with a completed and executed "Election of Purchase" form and payment of the full exercise price for the number of warrants being exercised.


Transfer Agent, Warrant Agent, and Registrar

         Our Transfer Agent, Warrant Agent, and Registrar is Continental Stock Transfer & Trust Company. Their address is 2 Broadway, New York, New York 10004.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of March 1, 2000, certain information with respect to the beneficial ownership of each class of the Company's equity securities by each director and director nominee, beneficial owners of 5% or more of Common Stock of the Company, the Named Persons and all directors and executive officers of the Company as a group:(1)

                                               Amount and Nature of
Name of Beneficial Owner(2)                    Beneficial Ownership                Percent of Total
---------------------------                    --------------------                ----------------
Roy Israel (3)                                      1,394,889                            38.4%
President, Chief Executive Officer and
Chairman of the Board

Cynthia Sanders(4)                                    174,355                             5.0%
Vice President and Director

Daniel Jansen                                          23,165                               *
National Accounts Manager and Director

Ronald Katz(5)                                        103,000                             3.0%
Director

Jeffrey L. Lederer(6)                                  75,000                             2.1%
Director

Anthony J. Mercorella(7)                                6,000                               *
Director


Joseph Stevens & Company, Inc. (8)                    286,073                             7.7%

All Officers and Directors as a Group               1,868,809                            48.1%
(9 persons) (3)(4)(5)(6)(7)(9)

-------------------
*     Less than one percent (1%).

(1) Applicable percentage of ownership is based on 3,442,233 shares of Common Stock, which were outstanding on March 1, 2000, plus, for each person or group, any securities that person or group has the right to acquire within sixty (60) days pursuant to options and warrants.

(2) The address for each individual is c/o NAM Corporation, 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021.

(3) Includes options to purchase 165,000 shares of Common Stock and warrants to purchase 7,000 shares of Common Stock, all of which have vested and are exercisable. Also includes 61,903 shares owned by Mr. Israel's wife, Carla Israel, the Secretary of the Company, and options to purchase 17,750 shares of the Company's Common Stock which is fully vested and exercisable. Mr. Israel disclaims beneficial ownership as to such shares.

(4) Includes options to purchase 61,300 shares of the Company's Common Stock, which have fully vested and are exercisable.

(5) Includes warrants to purchase 7,500 shares of the Company's Common Stock, which are vested and exercisable, and options to purchase 3,500 shares of the Company's Common Stock, which are fully vested and exercisable.

(6) Consists of warrants to purchase 75,000 shares of Common Stock which are fully vested and exercisable.

(7) Includes warrants to purchase 1,000 shares of Common Stock, which are currently exercisable and options to purchase 3,000 shares of the Company's Common Stock, which are fully vested and exercisable.

(8) 31,023 shares and 10,050 warrants are held in Joseph Stevens & Company, Inc.'s market making account. This information was taken from Form 13G as filed by Joseph Stevens & Company, Inc. on February 10, 1999 as well as other information known to the Company. On such form, Joseph Stevens & Company, Inc. listed Joseph Sorbara and Steven Markowitz as controlling shareholders and directors of Joseph Stevens & Company, Inc., and therefore, as beneficial owners of these same shares and warrants.

(9) Includes (i) options to purchase 81,700 shares of Common Stock held by Patricia Giuliani-Rheaume, the Chief Financial Officer and Treasurer of the Company, which have vested and are fully exercisable; (ii) options to purchase 10,000 shares of Common Stock held by Kathleen O'Donnell, the Executive Vice President of Client Services, which have vested and are fully exercisable; and (iii) warrants to purchase 400 shares of Common Stock, which are currently exercisable, and 300 shares of Common Stock held by Robert P. Mack, Executive Vice President of clickNsettle.com, LLC.

                                  OTHER MATTERS

                  The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                       By Order of the Board of Directors,


                                                 /s/ Roy Israel
                                                 ----------------------------
                                                 Roy Israel
                                                 Chairman

Great Neck, New York
May 5, 2000

                                 NAM CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2000

         The undersigned shareholder(s) of NAM Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement and hereby appoints Roy Israel and Robert P. Mack, each with the full authority to act without the other and with the power to appoint his substitute, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as designated on this proxy card, all the shares of Common Stock of NAM Corporation held of record by the undersigned on April 21, 2000 at the Special Meeting of Shareholders to be held on Thursday, June 15, 2000, or any adjournment or adjournments thereof, as indicated on the matters set forth below:

         1. Amendment to Article FIRST of the Company's Certificate of Incorporation, as amended, changing the name of the Company to clickNsettle.com, Inc.

         Proposal 1:  / / FOR          / / AGAINST          / / ABSTAIN

         2. Approval of the issuance by the Company of Common Stock pursuant to the Private Equity Line of Credit Agreement.

         Proposal 1:  / / FOR          / / AGAINST          / / ABSTAIN

         3. Approval of the issuance by the Company of Common Stock pursuant to the conversion of the Series A Exchangeable Preferred Stock.

         Proposal 1: / / FOR          / / AGAINST          / / ABSTAIN

         4. In their discretion, upon any other matter or matters as may properly come before the meeting or any adjournment or adjournments thereof.

           PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

         This Proxy, when properly executed, will be voted and will be voted in accordance with the directions given by the undersigned shareholder. If no direction is made, it will be voted "FOR" Item 1, Item 2 and Item 3 as described above and in the accompanying Proxy Statement, and as the proxies deem advisable on any other matters as may properly come before the meeting.

                                           Dated                        , 2000
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                                                       Signature


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                                                       Signature

                                           (This Proxy should be marked, dated
                                           and signed by the shareholder(s)
                                           exactly as his or her name appears
                                           hereon, and returned promptly in the
                                           enclosed envelope. Persons signing in
                                           a fiduciary capacity should so
                                           indicate. If shares are held by joint
                                           tenants or as community property,
                                           both should sign.)